    As filed with the Securities and Exchange Commission on December 23, 2002
                                                      Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   ----------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                   ----------

                                 STELLENT, INC.
             (Exact name of Registrant as specified in its charter)

               MINNESOTA                                        41-1652566
    (State or other jurisdiction of                          (I.R.S. Employer
     incorporation or organization)                        Identification No.)

       7777 GOLDEN TRIANGLE DRIVE                                 55344
        EDEN PRAIRIE, MINNESOTA                                 (Zip Code)
(Address of principal executive offices)

                                 STELLENT, INC.
                         1997 DIRECTOR STOCK OPTION PLAN
                            (Full title of the plan)

                                 Gregg A. Waldon
                             Chief Financial Officer
                                 Stellent, Inc.
                           7777 Golden Triangle Drive
                          Eden Prairie, Minnesota 55344
                     (Name and address of agent for service)

                                 (952) 903-2000
          (Telephone number, including area code, of agent for service)

                                   ----------

                                    copy to:

                                   Kris Sharpe
                               Faegre & Benson LLP
                             2200 Wells Fargo Center
                             90 South Seventh Street
                          Minneapolis, Minnesota 55402
                                 (612) 766-7000

                                   ----------

                        CALCULATION OF REGISTRATION FEE

====================================================================================================================
                                                  Proposed
   Title of                  Amount                Maximum               Proposed Maximum             Amount of
 Securities to                to be             Offering Price          Aggregate Offering          Registration
 be Registered             Registered            Per Share(1)                Price(1)                    Fee
--------------------------------------------------------------------------------------------------------------------
Common Stock,               200,000
$.01 par value              shares                  $4.69                    $938,000                  $87.00
====================================================================================================================

(1) Estimated solely for the purpose of determining the registration fee pursuant to the provisions of Rule 457(h)(1) under the Securities Act of 1933, as amended, based on the average of the high and low sale prices per share of the Registrant's Common Stock as quoted on the Nasdaq National Market on December 18, 2002.

================================================================================

                                 STELLENT, INC.

                                EXPLANATORY NOTE

         This Registration Statement on Form S-8 is being filed for the purpose of registering an additional 200,000 shares of the Registrant's Common Stock to be issued pursuant to the Registrant's 1997 Director Stock Option Plan, as amended and restated (the "Plan"). The Registration Statement previously filed with the Commission relating to the Plan (File No. 333-66449) is incorporated by reference herein.


                                    EXHIBITS

 Exhibit                           Description

   4.1       Amended and Restated Articles of Incorporation, as amended.(1)

   4.2       Amended and Restated Bylaws.(2)

   4.3 Share Rights Agreement between the Registrant and Wells Fargo Bank, Minnesota, N.A., as Rights Agent, dated as of May 29, 2002(3)

   5 Opinion of Faegre & Benson LLP as to the legality of the shares being registered.

  23.1 Consent of Faegre & Benson LLP (contained in Exhibit 5 to this Registration Statement).

  23.2       Consent of Grant Thornton LLP.

  24         Powers of Attorney (included on page 2 of this Registration
             Statement).

  99 Stellent, Inc. 1997 Director Stock Option Plan, as amended and restated.(4)

----------

(1) Incorporated herein by reference to Exhibit 3.1 to the Company's Current Report on Form 8-K filed August 30, 2001 (File No. 0-19817).

(2) Incorporated by reference to Exhibit 4.2 of the Company's Registration Statement on Form S-8 (File No. 333-75828).

(3) Incorporated by reference to Exhibit 99.1 of the Company's Registration Statement on Form 8-A12G filed June 3, 2002 (File No. 0-19817).

(4) Incorporated by reference to Exhibit A to the Company's Definitive Proxy Statement on Schedule 14A, filed with the Commission on July 26, 2002 (File No. 0-19817).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Eden Prairie, State of Minnesota, on December 23, 2002.

                                            STELLENT, INC.



                                            By  /s/ Gregg A. Waldon
                                                --------------------------------
                                                Gregg A. Waldon
                                                Chief Financial Officer,
                                                Treasurer and Secretary



                                POWER OF ATTORNEY

         Each of the undersigned hereby appoints Vernon J. Hanzlik and Gregg A. Waldon, and each of them (with full power to act alone), as attorneys and agents for the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, any and all amendments and exhibits to this Registration Statement and any and all applications, instruments and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of the securities covered hereby, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons, representing a majority of the Board of Directors, in the capacities indicated on December 23, 2002.

          Signature                                                Title
          ---------                                                -----
/s/ Vernon J. Hanzlik
----------------------------------         President and Chief Executive Officer (Principal Executive
      Vernon J. Hanzlik                    Officer and Director)

/s/ Gregg A. Waldon
----------------------------------         Chief Financial Officer, Treasurer and Secretary (Principal
      Gregg A. Waldon                      Financial Officer and Principal Accounting Officer)

/s/ Robert F. Olsen
----------------------------------         Chairman of the Board of Directors
      Robert F. Olsen

/s/ Kenneth H. Holec
----------------------------------         Director
      Kenneth H. Holec

/s/ Steven C. Waldron
----------------------------------         Director
      Steven C. Waldron

/s/ Michael W. Ferro, Jr.
----------------------------------         Director
      Michael W. Ferro, Jr.

/s/ Raymond A. Tucker
----------------------------------         Director
      Raymond A. Tucker

                                INDEX TO EXHIBITS

                                                                                              Method
 Exhibit                                   Description                                       of Filing
 -------                                   -----------                                       ---------
   4.1      Amended and Restated Articles of Incorporation, as amended(1).................   Incorporated by
                                                                                             Reference

   4.2      Amended and Restated Bylaws(2)................................................   Incorporated by
                                                                                             Reference

   4.3      Share Rights Agreement between the Registrant and Wells Fargo Bank,              Incorporated by
            Minnesota, N.A., as Rights Agent, dated as of May 29, 2002(3).................   Reference

   5        Opinion of Faegre & Benson LLP as to the legality of the shares
            being registered..............................................................   Electronic
                                                                                             Transmission
  23.1      Consent of Faegre & Benson LLP (contained in Exhibit 5 to this
            Registration Statement).......................................................

  23.2      Consent of Grant Thornton LLP.................................................   Electronic
                                                                                             Transmission

  24        Powers of Attorney (included on page 2 of this Registration Statement)........

  99        Stellent, Inc. 1997 Director Stock Option Plan, as amended and restated(4)....   Incorporated by
                                                                                             Reference

----------

(1) Incorporated herein by reference to Exhibit 3.1 to the Company's Current Report on Form 8-K filed August 30, 2001 (File No. 0-19817).

(2) Incorporated by reference to Exhibit 4.2 of the Company's Registration Statement on Form S-8 (File No. 333-75828).

(3) Incorporated by reference to Exhibit 99.1 of the Company's Registration Statement on Form 8-A12G filed June 3, 2002 (File No. 0-19817).

(4) Incorporated by reference to Exhibit A to the Company's Definitive Proxy Statement on Schedule 14A, filed with the Commission on July 26, 2002 (File No. 0-19817).